QuickLinks -- Click here to rapidly navigate through this document

Exhibit 4.1

COMMON STOCK	COMMON STOCK

Certificate Number		Shares
HYPERSPACE COMMUNICATIONS, INC. The Corporation is authorized to issue 15,000,000 Common Shares—No Par Value
INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

THIS CERTIFIES THAT

CUSIP 44915D 10 3 SEE REVERSE FOR CERTAIN DEFINITIONS

is the registered of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

        HyperSpace Communications, Inc. (hereinafter called the "Company"), transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of the Certificate properly endorsed.

        In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

DATED
/s/ MARK J. ENDRY President & CEO	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST CO., INC. (DENVER) TRANSFER AGENT AND REGISTRAR,
/s/ JOHN P. YEROS Chairman & Secretary	By	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

HYPERSPACE COMMUNICATIONS, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-	(Cust)	Custodian	(Minor)
TEN ENT	-as tenants by the entireties	under Uniform Gifts to Minors Act			(State)
JT TEN	-as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	(Cust)	Custodian (until age )		(Minor)
		under Uniform Transfers to Minors Act			(State)
Additional abbreviations may also be used though not in the above list.

For value received,                                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:	20	Signature:

Signature(s) Guaranteed:		Signature:

BY:			Notice:	THE SIGNATURE TO THIS ASSIGNMENT CORRESPOND WITH THE NAME AS WRITTEN
MUST THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.				UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SECURITY INSTRUCTIONS THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

QuickLinks

  Exhibit 4.1